UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

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☐	Definitive Information Statement

FIRST AMERICAN GROUP INC.

(Name of Registrant as Specified In Its Charter)

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1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIRST AMERICAN GROUP INC.

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about July ___, 2015 to the holders of record as of the close of business on July ___, 2015, of the common stock of First American Group Inc., a Nevada corporation ("First American Group").

The Board of Directors of First American Group and 1 stockholder holding an aggregate of 68,000,000 shares of common stock issued and outstanding as of July 7, 2015, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 4-for-1 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Loop Industries, Inc.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes ("NRS") and First American Group's Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of First American Group for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

First American Group will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. First American Group will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of First American Group's common stock.

First American Group will only deliver one Information Statement to multiple security holders sharing an address unless First American Group has received contrary instructions from one or more of the security holders. Upon written or oral request, First American Group will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: First American Group, Inc., 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067, Attn: Daniel Solomita, President and Chief Executive Offices. Mr. Solomita may also be reached by telephone at (514) 244-3575.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to First American Group's Bylaws and the Nevada Revised Statutes ("NRS"), a vote by the holders of at least a majority of First American Group's outstanding capital stock is required to effect the action described herein. First American Group's Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, First American Group had 119,093,200 shares of common stock issued and outstanding. The voting power representing not less than 59,546,601 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 68,000,000 shares of common stock, which represents approximately 79.3% of the issued and outstanding shares of First American Group's common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated July 7, 2015. No consideration was paid for the consent. The consenting stockholders' names, affiliation with First American Group, and their beneficial holdings are as follows:

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Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Daniel Solomita	President and Chief Executive Officer, Treasurer, Director, and Greater than 10% holder of common stock	68,000,000 shares of common stock	57.1% (common stock)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 7, 2015, certain information regarding the ownership of First American Group's capital stock by each director and executive officer of First American Group, each person who is known to First American Group to be a beneficial owner of more than 5% of any class of First American Group's voting stock, and by all officers and directors of First American Group as a group. Unless otherwise indicated below, to First American Group's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 7, 2015 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 119,093,200 shares of common stock issued and outstanding on a fully diluted basis, as of July 7, 2015.

Title of Class	Name and Address of Beneficial Owner (4)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Daniel Solomita (2)	68,000,000	57.1%
Common Stock	Donald Danks (3)	4,000,000	3.3%
All directors and executive officers as a group (1 person)		72,000,000	60.5%

(1)	As of July 7, 2015, we had 119,093,200 shares of common stock outstanding.

(2)	Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(3)	Appointed director on June 29, 2015.

(4)	Unless otherwise noted, the address of each person listed is c/o First American Group, 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal 2014 and 2013.

Summary Compensation Table

Name and Principal Position

Year

Salary ($)

Bonus ($)

Stock Award ($)*

Option Awards ($)*

Non-Equity Incentive Plan Compensation ($)

Nonqualified Deferred Compensation ($)

All Other Compensation ($)

Total ($)

Mazen Kouta (1)

2014

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

2013

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Zeeshan Sajid (2)

2014

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

2013

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Daniel Solomita; (3)

2014

-0-

-0-

-0-

-0-

-0-

-0-

50,000
(5)

50,000
(5)

2013

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Donald Danks; (4)

2014

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

2013

-0-

-0-

-0-

-0-

-0-

-0-

-0-

-0-

______________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

(5) Paid to 8198381 Canada Inc., which is beneficially owned and controlled by Daniel Solomita.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended September 30, 2014, and through June 28, 2015.

Employment Agreement

On June 29, 2015, we entered into an Employment Agreement with Daniel Solomita. The Employment Agreement provides for an initial annual base salary, commencing June 29, 2015 of $180,000. The agreement also provides for (i) a bonus of 4,000,000 shares of common stock, (ii) First American Group to pay for Mr. Solomita's costs related to executive's reasonable monthly cell phone and other mobile Internet costs, home office Internet costs, (iii) First American Group to pay for executive's car and commuting costs, not to exceed $1,000 per month, and club membership costs, payable not later than 10 days after the end of each month, and (iv) a severance payment for Mr. Solomita equal to his then current annual base salary rate plus one month of salary for each year of employment, not to exceed 24 months of severance, upon the termination of his employment by First American Group without cause or by Mr. Solomita for good reason or in the event of a change in control. The employment agreement defines the term "cause" as "any grounds entitling First American Group's Board to summarily dismiss" Mr. Solomita.

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The bonus of 4,000,000 shares of common stock is payable to Mr. Solomita as follows:

(i) 1,000,000 shares of common stock shall be issued to Mr. Solomita when First American Group's securities are listed on an exchange or the OTCQX tier of the OTCMarkets;

(ii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when First American Group executes a contract for a minimum quantity of 25,000 M/T of PTA/EG or a PET;

(iii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when First American Group's first fill-scale production facility is in commercial operation; and

(iv) 1,000,000 shares of common stock shall be issued to Mr. Solomita when First American Group's second full-scale production facility is in commercial operation.

The employment agreement also requires that Mr. Solomita participate in our employee benefit programs and provide for other customary benefits. In addition, each employment agreement provides compensation pursuant periodic grants of stock options thereafter as recommended by our board of directors (no options have been granted to any executive as of the date of this Form 8-K). Finally, the employment agreement prohibits Mr. Solomita from engaging in certain activities which compete with First American Group, seek to recruit its employees or disclose any of its trade secrets or otherwise confidential information.

Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended September 30, 2014, and through June 29, 2015:

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable

Number of Securities Underlying Unexercised Options (#) Unexercisable

Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)

Option Exercise Price ($)

 Option
 Expiration
Date

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested ($)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Mazen Kouta (1)

-0-

-0-

-0-

$

-0-

N/A

-0-

-0-

-0-

-0-

Zeeshan Zajid (2)

-0-

-0-

-0-

$

-0-

N/A

-0-

-0-

-0-

-0-

Daniel Solomita (3)

-0-

-0-

-0-

$

-0-

N/A

-0-

-0-

-0-

-0-

Donald Danks (4)

-0-

-0-

-0-

$

-0-

N/A

-0-

-0-

-0-

-0-

____________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

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Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended September 30, 2014 and through June 29, 2015.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of as of the end of the fiscal period ended September 30, 2014 and through June 29, 2015, provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of September 30, 2014, and through June 29, 2015:

Name

Fees Earned or Paid in Cash ($)

Stock Awards ($)

Option Awards ($)

Non-Equity Incentive Plan Compensation($)

Nonqualified Deferred Compensation Earnings ($)

All Other Compensation($)

Total ($)

Mazen Kouta (1)

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Zeeshan Sajid (2)

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Daniel Solomita (3)

-0-

-0-

-0-

-0-

-0-

-0-

-0-

Donald Danks (4)

-0-

-0-

-0-

-0-

-0-

-0-

-0-

____________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

First American Group has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of First American Group which may result in a change in control of First American Group

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. FOUR-FOR-ONE REVERSE STOCK SPLIT

On July 7, 2015 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of First American Group, at a ratio four-for-one (4:1) (the "Reverse Stock Split"). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of First American Group, which date we anticipate to be on or about August 8, 2015.

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The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of First American Group's common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder of First American Group will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

First American Group has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

Purpose

The Board of Directors believed that it was in the best interests of First American Group to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of First American Group would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated With the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of First American Group may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of First American Group.

There can be no assurance that the total projected market capitalization of First American Group's common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of First American Group's common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of First American Group common stock (the "New Shares") after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of First American Group common stock (the "Old Shares") outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of First American Group's common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of First American Group's common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for First American Group's common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of First American Group's common stock could be adversely affected following a Reverse Stock Split.

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The market price of First American Group's common stock will also be based on First American Group's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of First American Group's common stock declines, the percentage decline as an absolute number and as a percentage of First American Group's overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of First American Group's common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

First American Group's common stock trades as a "penny stock" classification which limits the liquidity for First American Group's common stock.

First American Group's stock is subject to "penny stock" rules as defined in Rule 3151-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. First American Group's common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which First American Group's shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of First American Group's stockholders to sell in the secondary market, through brokers, dealers or otherwise. First American Group also understands that many brokerage firms will discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to First American Group's common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for First American Group's common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes - 4 Old Shares and owned by a stockholder would be exchanged for 1 New Share and the number of shares of First American Group's common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of First American Group's issued and outstanding common stock. While the intent is for the proposed reverse split to affect all of First American Group's stockholders uniformly, the process of rounding up when any of First American Group's stockholders own a fractional share will result in a non-material change in each stockholder's percentage ownership interest in First American Group.

The Reverse Stock Split does not materially affect the proportionate equity interest in First American Group of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares -- Any fractional shares of common stock resulting from the reverse split will "round up" to the nearest whole number. No cash will be paid to any holders of fractional interests in First American Group.

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Authorized Shares -- The reverse split will not change the number of authorized shares of common stock of First American Group, as stated in First American Group's Articles of Incorporation, as amended.

Accounting Matters -- The Reverse Stock Split will not affect the par value of First American Group's common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital on First American Group's balance sheet attributable to First American Group's common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of First American Group's common stock will be restated because there will be a lesser number shares of First American Group's common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of First American Group will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of First American Group to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

First American Group's view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

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II. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On July 7, 2015 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from "First American Group Inc." to "Loop Industries, Inc."

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of First American Group. We anticipate the effective date to be on or about August 8, 2015.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

First American Group's Annual Report on Form 10-K for the year ended September 30, 2014 and filed with the SEC on December 24, 2014; Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 and filed with the SEC on February 12, 2015; Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and filed with the SEC on May 13, 2015; Current Report on Form 8-K filed with the SEC on June 30, 2015; and Current Report on Form 8-K filed with the SEC on July 2, 2015 have been incorporated herein by this reference.

First American Group will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by First American Group pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding First American Group should be addressed to Daniel Solomita, President and Chief Executive Officer, at First American Group's principal executive offices, at: First American Group Inc., 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067. Mr. Solomita may also be reached by telephone at (514) 244-3575.

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